SECURITIES PURCHASE AGREEMENT

Bone Biologics Corporation

2 Burlington Woods Dr., Suite 100

Burlington, MA 01803

To Whom it May Concern:

The undersigned (hereinafter, the “Purchaser”) has received and carefully read this Securities Purchase Agreement (the “Agreement”) and the accompanying Rights Offering Memorandum, dated June 11, 2018, which incorporates by reference certain of the Company’s Securities Filings (as defined below) (the “PPM” and together with this Agreement, collectively, the “Offering Documents”), in connection with the offering of securities (the “Offering”) of Bone Biologics Corporation, a Delaware corporation (the “Company”).

1. Subscription. Subject to the terms and conditions of this Agreement, the Purchaser hereby irrevocably subscribes for and agrees to purchase from the Company all amounts of the following securities not purchased by other stockholders of the Company pursuant to the Offering: (i) up to 3,869,979 Shares (the “Shares”) of the Company’s common stock at a purchase price of $1.00 per Share (the “Share Purchase Price”); and (ii) up to $2,000,000 (the “Note Purchase Price” together with the Share Purchase Price, the “Aggregate Purchase Price”) in original principal amount of a Note, in the form attached hereto as Exhibit A (the “Note”). The Purchaser hereby tenders this Agreement and agrees to pay an amount up to the Aggregate Purchase Price on the Closing Date in the form of (i) the conversion of the outstanding bridge note, dated May 14, 2018, in the original principal amount of $600,000, and (ii) the remainder by wire transfer on the Closing Date.

The Purchaser agrees that this subscription shall be irrevocable upon (and to the extent of) acceptance by the Company. The Purchaser understands that if this subscription is not accepted, in whole or in part, or if the Offering does not close, any funds received by the Company pursuant hereto will be returned to the Purchaser, without interest accrued thereon or deduction therefrom.

2. Closing. The closing date (the “Closing Date”) of the purchase and sale of the Shares and Notes hereunder shall occur on the later of (i) July 16, 2018, or (ii) the date on which the Company shall have completed a 1 for 10 reverse stock split with respect to all outstanding shares of its common stock.

3. Representations, Warranties and Covenants of the Purchaser. The Purchaser hereby represents, warrants to, and covenants with the Company as follows:

(a) The Shares and the Notes (collectively, the “Securities”) offered in this Offering are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the Offering and sale of the Securities contemplated hereby is intended to be exempt from registration under the Securities Act, by virtue of Section 4(a)(2) thereof and the provisions of Rule 506(b) of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Agreement.

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(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), acknowledges that it has received the Offering Documents, either in hard copy or electronically, and all other documents requested by the Purchaser, has carefully reviewed them and understands the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Agreement, have had access to the same kind of information as would be available in a registration statement filed by the Company under the Securities Act. Purchaser’s decision to enter into this Agreement has been made based solely on the independent evaluation by the Purchaser and its Advisors, if any.

(c) Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission or other regulatory body has approved the Shares or the Notes, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Offering Documents. Any representation to the contrary is a criminal offense. The Offering Documents have not been reviewed by any federal, state or other regulatory authority. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom.

(d) All documents, records, and books pertaining to the investment in the Securities (including, without limitation, the Offering Documents) have been made available for inspection by the Purchaser and its Advisors, if any.

(e) The Purchaser and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering of the Securities and the business, financial condition, and results of operations of the Company, and all such questions have been answered by representatives of the Company to the full satisfaction of the Purchaser and its Advisors, if any.

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Offering Documents or as contained in documents so furnished to the Purchaser or its Advisors, if any, by the Company.

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Securities directly or indirectly through or as a result of, any form of general solicitation or general advertising including, without limitation, any press release, article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet (including without limitation, internet “blogs,” bulletin boards, discussion groups or social networking sites) in connection with the Offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering of the Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

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(h) The Purchaser is not aware of any person or entity (a “Person”) that has, and has been advised that no Person will, receive from the Company any compensation as a broker, finder, adviser or in any other capacity in connection with the purchase of the Securities.

(i) The Purchaser, either alone or together with its Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto.

(j) The Purchaser understands that the Company will review this Agreement and the Purchaser’s Confidential Purchaser Questionnaire which is attached hereto as Exhibit B and incorporated herein by such reference and the Company is hereby given authority by the Purchaser to call the Purchaser’s bank or place of employment or otherwise investigate or review the financial standing of the Purchaser; and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

(k) The Purchaser is not relying on the Company or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisors, if any.

(l) The Purchaser represents that the Securities are being purchased for the Purchaser’s own account, for investment purposes only and not with a view for distribution or resale to others. The Purchaser agrees that the Purchaser will not sell or otherwise transfer the Securities unless the Securities are registered under the Securities Act or unless in the opinion of counsel satisfactory to the Company an exemption from such registration is available. The Purchaser understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon the Purchaser’s investment intention. In this connection, the Purchaser understands that it is the position of the SEC that the statutory basis for such exemption would not be present if the Purchaser’s representation merely meant that the Purchaser’s present intention was to hold such Securities for a short period, such as the capital gains period of tax statutes, for a deferred sale or for any other fixed period. The Purchaser realizes that the SEC might regard a purchase with an intent inconsistent with the Purchaser’s representation to the Company, and a sale or disposition thereof, as a deferred sale to which the exemption is not available.

(m) The purchase of the Securities represents a high risk capital investment and the Purchaser is able to afford an investment in a speculative venture having the risks and objectives of the Company. The Purchaser must bear the substantial economic risks of the investment in the Securities indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s books. Stop transfer instructions will be placed with the transfer agent of the Securities.

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(n) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time.

(o) The Purchaser satisfies any special suitability or other applicable requirements of his state of residence and/or the state in which the transaction by which the Securities are purchased occurs.

(p) The Purchaser is aware that an investment in the Securities involves a number of very significant risks.

(q) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D under the Securities Act, and has truthfully and accurately completed the Purchaser’s Confidential Purchaser Questionnaire contained herein.

(r) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(s) Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the Offering. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Securities.

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(t) The Purchaser has significant prior investment experience, including investments in non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

(u) No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its Advisors, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Offering Documents.

(v) The Purchaser has relied only on the information contained in the Offering Documents and the Company’s securities filings which have been filed with the SEC and which are available at www.sec.gov (the “Securities Filings”).

(w) The Purchaser understands and agrees that all certificates representing the Shares, and any shares of common stock issuable upon conversion of the Notes, will contain the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“1933 ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO COUNSEL TO BONE BIOLOGICS CORPORATION THAT AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE.

(x) The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

1These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(y) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representations set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(z) To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

(aa) If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(bb) (For ERISA plans only) The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Purchaser’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(cc) The Purchaser: (i) if a natural person, represents on its behalf; or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock corporation or other entity, represents on its behalf and the behalf of its officers, directors and principal stockholders, connected with the Purchaser at the time of this Agreement, that it is not subject to any “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualifying Event”), except for a Disqualifying Event covered by Rule 506(d)(2) or (d)(3).

The foregoing representations and warranties are true and accurate as of the date hereof, shall be true and accurate as of the date of delivery of this Agreement and accompanying documents to the Company and shall survive such delivery. If, in any respect, those representations and warranties shall not be true and accurate prior to delivery of the payment pursuant to paragraph 1, the undersigned shall immediately give written notice to the Company specifying which representations and warranties are not true and accurate and the reason therefor. In addition, the Purchaser agrees to notify the Company immediately in writing if the Purchaser ceases to be an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act. Until the Purchaser provides a notice described in the preceding two sentences, the Company may rely on the representations, warranties, covenants and agreements contained herein in connection with any matter related to the Company. Without limiting the generality of the preceding sentence, the Company may assume that all such representations and warranties are correct in all respects as of the date hereof and may rely on such representations and warranties in determining whether (i) the Purchaser is suitable as a purchaser of Securities, (ii) Securities may be sold to the Purchaser or any other Purchaser without first registering the Securities under the Securities Act or any other applicable securities laws, (iii) the conditions to the acceptance of subscriptions for Securities have been satisfied, and (iv) the Purchaser meets the eligibility standards set by the Company.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants to and covenants with the Purchaser as follows:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. The Company is not in violation of any of the provisions of its certificate of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company.

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(b) The Company has all power and authority to: (i) conduct its business as presently conducted and as proposed to be conducted as described in the Offering Documents; (ii) enter into and perform its obligations under this Agreement; and (iii) issue, sell and deliver the Securities. The execution and delivery of each of the Agreement and the issuance, sale and delivery of the Securities has been duly authorized by all necessary corporate action. This Agreement has been duly executed and when delivered will constitute upon due execution and delivery, will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) The Shares will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other Person.

(d) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the other Offering Documents by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

(e) The Company owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

(f) The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

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(g) The Company has filed all U.S. federal, state and local tax returns that are required to be filed or has requested or will request extensions thereof and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against the Company, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith.

(h) Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, no registration under the Securities Act of the Securities is required for the offer and sale of the Securities to the Purchaser in the manner contemplated herein and in the Offering Documents.

(i) The Company has not engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Securities.

(j) Since the date of the Offering Documents, there has not been and there is not reasonably expected to be:

(i)	any material adverse change in the financial condition, operations or business of the Company or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;

(ii)	any issuance by the Company of any securities, other than grants of options under the Company’s stock option plan(s) made to its officers, directors and employees; or

(iii)	any incurrence of any material liability by the Company outside of the ordinary course of business.

(k) The books of account, ledgers, order books, records and documents of the Company accurately and completely reflect all material information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

(l) The Company shall file a Form D with respect to the Securities as required under Regulation D. The Company shall legally qualify the Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or obtain an exemption from such qualification), and shall pay all fees and expenses of such counsel in connection therewith, including, but not limited to, all state filing fees and such counsel’s legal fees and expenses.

(m) The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

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(n) None of the information set forth in the Offering Documents contains any untrue statement of material fact or omits to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

(o) All of the Securities Filings filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), when they were filed with the SEC (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects to the requirements of the Exchange Act, and none of such Securities Filings contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and except as disclosed in the Securities Filings, since the date of the latest Securities Filing, the Company has not experienced, and is not reasonably expected to experience, a material adverse effect.

5. Indemnification. The Purchaser acknowledges that the Purchaser understands the meaning and legal consequences of the representations, warranties and covenants in Section 3 hereof and that the Company has relied upon such representations, warranties and covenants, and the Purchaser hereby agrees to indemnify and hold harmless the Company and each of their respective officers, directors, controlling persons, agents and employees, from and against any and all losses, damages or liabilities due to or arising out of a breach of any representation, warranty or covenant made by the Purchaser herein. Notwithstanding the foregoing, however, no representation, warranty, covenant, acknowledgment or agreement made herein by the Purchaser shall in any manner be deemed to constitute a waiver of any rights granted to the Purchaser under Federal or state securities laws. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 5 shall survive the acceptance of this subscription.

6. Restrictions on Transfer. The Purchaser understands and agrees that the Securities shall not be sold, pledged, hypothecated or otherwise transferred unless the Securities are registered under the Securities Act and applicable state securities laws or are exempt therefrom.

7. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser upon (and to the extent of) acceptance by the Company, except as required by applicable law, and that this Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8. Investor Qualification. The Purchaser previously or simultaneously herewith has furnished a completed and executed Confidential Purchaser Questionnaire, the information in which is true and correct in all respects and which is hereby incorporated by reference herein.

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9. Modification. Neither this Agreement nor any provision hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

10. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

(a) If to the Purchaser, to the address set forth on the signature page of this Agreement, or at such other address as the Purchaser may hereafter have advised the Company by written notification.

(b) If to the Company, to the address set forth on the first page of this Agreement, or at such other address as the Company may hereafter have advised the Purchaser by written notification.

11. Survival of Representations and Warranties. Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Company’s issuance of the Securities.

12. Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the matters set forth herein and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

13. Assignability. This Agreement is not transferable or assignable by the undersigned or any successor thereto.

14. Registration Rights. One or more Purchasers (collectively, the “Demand Holder”) holding not less than 500,000 shares of common stock being issued and sold pursuant to the Offering (including any shares of common stock issued upon conversion of the Notes), may make a written request, which request will specify the aggregate number of such shares to be registered and will also specify the intended methods of disposition thereof (the “Request Notice”) to the Company for registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of the Shares then owned by the Demand Holder (a “Demand Registration”). Upon any request for a Demand Registration, the Company will use commercially reasonable efforts to effect the prompt registration under the Securities Act of the shares which the Company has been so requested to register by the Demand Holder as contained in the Request Notice, all to the extent required to permit the disposition of the shares so to be registered in accordance with the intended method or methods of disposition of each seller of such shares. The Company will not be required to effect more than one Demand Registration. It shall be a condition precedent to the obligations of the Company to take any action that Purchasers requesting inclusion in any registration shall furnish to the Company such information regarding them, the shares held by them, the intended method of disposition of such shares and other matters as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company. The obligations hereunder shall expire at such time as such shares may be sold to the public without registration without regard to the volume and manner requirements under Rule 144.

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15. Governing Law; Waiver Of Jury Trial, Etc. This Agreement shall be governed by and construed solely and exclusively under and pursuant to the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. THE PARTIES HERETO AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY. THE PARTY PREVAILING THEREIN SHALL BE ENTITLED TO PAYMENT FROM THE OTHER PARTY HERETO OF ALL OF ITS REASONABLE AND DOCUMENTED COUNSEL FEES AND DISBURSEMENTS.

16. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

17. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same document. In the event that any signature (including a financing signature page) is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “pdf” signature page were an original thereof.

18. Use of Pronouns and Defined Terms. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons referred to may require. All terms not otherwise defined herein shall have the same meaning as in the Offering Documents.

19. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date his signature has been subscribed and sworn to below.

HANKEY CAPITAL, LLC

By:
Name:
Title:

[Signature Page to Securities Purchase Agreement]

Accepted as of this 11th day of June, 2018

BONE BIOLOGICS CORPORATION

By:
Stephen LaNeve, Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

FORM OF NOTE

EXHIBIT B

CONFIDENTIAL PURCHASER QUESTIONNAIRE